UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2014

OpenTable, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34357	94-3374049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Montgomery Street, 7th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 344-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed, OpenTable, Inc., a Delaware corporation (the “Company” or “OpenTable”) entered into an Agreement and Plan of Merger, dated as of June 12, 2014 (the “Merger Agreement”), with The Priceline Group Inc., a Delaware corporation (“Priceline”), and Rhombus, Inc., a Delaware corporation and a wholly owned subsidiary of Priceline (“Purchaser”). In accordance with the terms of the Merger Agreement, on June 25, 2014, Purchaser commenced a tender offer (the “Offer”) for all of OpenTable’s outstanding shares of common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $103.00 per Share, net to the seller in cash (the “Offer Price”), without interest, less any applicable withholding taxes.

The Offer expired at 12:00 midnight, New York City time, on July 24, 2014 (the “Expiration Date”) (one minute after 11:59 p.m., New York City time on July 23, 2014), as scheduled and was not extended. Computershare Trust Company, N.A., the depositary for the Offer, advised Priceline and Purchaser that, as of the Expiration Date, a total of 16,080,069 Shares had been validly tendered and not withdrawn pursuant to the Offer, which tendered Shares represent approximately 61.56% of the outstanding Shares. As a result, Purchaser accepted for payment (such time of acceptance for payment, the “Acceptance Time”) all such Shares validly tendered and not withdrawn pursuant to the Offer on or prior to the Expiration Date, and payment for such Shares has been made to the depositary, which will act as agent for tendering stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer. The depositary also advised Priceline and Purchaser that it has received Notices of Guaranteed Delivery with respect to 2,076,460 additional Shares, representing approximately 7.95% of the outstanding Shares.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On July 24, 2014, Purchaser merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Priceline (the “Merger”). In connection with the consummation of the Offer and the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on the NASDAQ will be suspended as of the close of trading on July 24, 2014. The Company also intends to file with the SEC a Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.  Material Modification of Rights of Security Holders.

The information contained in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.  Changes in Control of Registrant.

As described in the Introductory Note above, at the Acceptance Time, Purchaser accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Date. As a result of the acceptance of such Shares, a change in control of the Company has occurred.

As described above, the Merger was completed on July 24, 2014. The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the Merger.  At the effective time of the Merger, each Share then outstanding (other than Shares that are held by any stockholders who are entitled to and who properly demanded appraisal in connection with the Merger) was converted into the right to receive the Offer Price, without interest, less any applicable withholding taxes, except for Shares then owned by Priceline or Purchaser and Shares held in treasury of the Company or by any of its wholly owned subsidiaries, which Shares were cancelled and retired and ceased to exist, and no consideration will be delivered in exchange therefor.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $2.46 billion, without giving effect to related transaction fees and expenses. Priceline provided Purchaser with sufficient funds to purchase all Shares validly tendered in the Offer and not withdrawn and to pay for the acquisition of the remaining Shares in the Merger. Priceline funded the payment from its available cash on hand and borrowings under its existing revolving credit facility.

The information contained in the Introductory Note and in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement furnished as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 13, 2014, which is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, the sole director of Purchaser immediately prior to the effective time of the Merger, Glenn D. Fogel, remained the only director of the Company immediately after the effective time of the Merger. In addition, following the effective time of the Merger, Daniel J. Finnegan was appointed as a second director of the Company. Accordingly, each of Thomas H. Layton, Matthew Roberts, A. George “Skip” Battle, J. William Gurley, Robert Hohman, Daniel Meyer and Paul Pressler ceased serving as a director of the Board of Directors of the Company at the effective time of the Merger.

Information about Messrs. Fogel and Finnegan is contained in the Offer to Purchase dated June 25, 2014 filed by Priceline and Purchaser as Exhibit (a)(1)(i) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on June 25, 2014, as subsequently amended, which information is incorporated herein by reference.

The disclosure contained in the Introductory Note is incorporated herein by reference. The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement furnished as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 13, 2014.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of the Company and the bylaws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, which are incorporated by reference into this Item 5.03.

Item 8.01.  Other Events.

On July 24, 2014, Priceline issued a press release announcing the expiration and results of the Offer and the expected consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 12, 2014, by and among OpenTable, Priceline and Purchaser (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Priceline with the Securities and Exchange Commission on June 13, 2014).

3.1	Amended and Restated Certificate of Incorporation of OpenTable.

3.2	Amended and Restated By-laws of OpenTable.

99.1	Press Release issued by Priceline, dated July 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2014

OPENTABLE, INC.

By:	/s/ John Orta
Name: John Orta
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 12, 2014, by and among OpenTable, Priceline and Purchaser (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Priceline with the Securities and Exchange Commission on June 13, 2014).

3.1	Amended and Restated Certificate of Incorporation of OpenTable.

3.2	Amended and Restated By-laws of OpenTable.

99.1	Press Release issued by Priceline, dated July 24, 2014.